Exhibit 21.1

DRAFTKINGS INC.
LIST OF SUBSIDIARIES
(as of February 16, 2024)

Name of Subsidiary	Country (State)	Percent Ownership
DraftKings Holdings Inc.	United States (Nevada)	100%
DK Crown Holdings Inc.	United States (Delaware)	100%
DK Player Reserve LLC	United States (Delaware)	100%
DK Security Corporation	United States (Massachusetts)	100%
Crown DFS Inc.	United States (Delaware)	100%
Crown Gaming Inc.	United States (Delaware)	100%
Crown PA DFS Inc.	United States (Delaware)	100%
Crown MS Gaming Inc.	United States (Delaware)	100%
Crown NJ Gaming Inc.	United States (Delaware)	100%
Crown NV Gaming Inc.	United States (Delaware)	100%
Crown NY Gaming Inc.	United States (Delaware)	100%
Crown PA Gaming Inc.	United States (Delaware)	100%
Crown WV Gaming Inc.	United States (Delaware)	100%
DK-FH Inc.	United States (Delaware)	100%
Crown Europe Malta Limited	Malta	100%
Crown Gaming Malta Limited	Malta	100%
Crown DFS Malta Limited	Malta	100%
DraftKings Australia PTY Limited	Australia	100%
DKUK Services LTD	United Kingdom	100%
Crown IA Gaming LLC	United States (Delaware)	100%
Crown MA Gaming LLC	United States (Delaware)	100%
Crown IN Gaming LLC	United States (Delaware)	100%
Crown Gaming Ireland Limited	Ireland	100%
Crown NH Gaming LLC	United States (Delaware)	100%
Crown CO Gaming LLC	United States (Delaware)	100%
Crown TN Gaming LLC	United States (Delaware)	100%
Crown IL Gaming LLC	United States (Delaware)	100%

Crown MI Gaming LLC	United States (Delaware)	100%
Crown VA Gaming LLC	United States (Delaware)	100%
Crown AZ Gaming LLC	United States (Delaware)	100%
Crown Gaming RT LLC	United States (Delaware)	100%
DKDI LLC	United States (Delaware)	100%
SBTech (Global) Limited	Isle of Man	100%
Gaming Tech Ltd.	Israel	100%
SBTech Subsidiary Bulgaria (branch)	Bulgaria	100%
SBTech (Gibraltar) Limited	Gibraltar	100%
SBTech US Inc.	United States (Delaware)	100%
Sky Star Eight Limited	United Kingdom	100%
Lucrative Green Leaf Limited	Ireland	100%
Software Co-Work LLC	Ukraine	100%
Software Co-Work Cyprus Limited	Cyprus	100%
SBTech Malta Limited	Malta	100%
Vegas Sports Information Network, LLC	United States (Nevada)	100%
GUS I LLC	United States (Delaware)	100%
GUS II LLC	United States (Delaware)	100%
Crown OR Gaming LLC	United States (Delaware)	100%
Crown CT Gaming LLC	United States (Delaware)	100%
Crown WY Gaming LLC	United States (Delaware)	100%
Crown WA Gaming LLC	United States (Delaware)	100%
Crown DK CAN Ltd.	Canada (Alberta)	100%
Scarcity Labs Inc.	Canada (Alberta)	100%
Crown KS Gaming LLC	United States (Delaware)	100%
Crown LA Gaming LLC	United States (Delaware)	100%
Crown MD Gaming LLC	United States (Delaware)	100%
Crown ME Gaming LLC	United States (Delaware)	100%
Crown OK Gaming LLC	United States (Delaware)	100%
Crown AL Gaming LLC	United States (Delaware)	100%
Crown PR Gaming LLC	United States (Delaware)	100%
DK II Security Corporation	United States (Massachusetts)	100%

Crown FL Gaming LLC	United States (Delaware)	100%
Crown SD Gaming LLC	United States (Delaware)	100%
Blue Ribbon Software Ltd.	Israel	100%
Blue Ribbon Holding Limited	Malta	100%
Blue Ribbon Software Malta Limited	Malta	100%
Northside Crown Gaming LLC	United States (Delaware)	99%
LHGN Holdco, LLC	United States (Delaware)	100%
Golden Nugget Online Gaming, Inc.	United States (Delaware)	100%
Golden Nugget Online Gaming, LLC	United States (Delaware)	100%
Crown OH Gaming LLC	United States (Delaware)	100%
Crown CA Gaming LLC	United States (Delaware)	100%
Crown WI Gaming LLC	United States (Delaware)	100%
GNOG CAN Ltd.	Canada (Alberta)	100%
Crown MD Online Gaming LLC	United States (Delaware)	95%
DK Dash LLC	United States (Delaware)	100%
DK Crown Media LLC	United States (Delaware)	100%
DK Horse LLC	United States (Delaware)	100%
GNOG WA LLC	United States (Delaware)	100%
Crown MN Gaming LLC	United States (Delaware)	100%
Crown NE Gaming LLC	United States (Delaware)	100%
Crown KY Gaming LLC	United States (Delaware)	100%
DK MKT LLC	United States (Delaware)	100%
DK Draw LLC	United States (Delaware)	100%
Black Throne Studios LLC	United States (Delaware)	100%
Crown NC Gaming LLC	United States (Delaware)	100%
Crown VT Gaming LLC	United States (Delaware)	100%
Fortune Merger Sub Inc.	United States (Delaware)	100%
Fortune Merger Sub LLC	United States (Delaware)	100%